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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 30, 1998



                                MSB BANCORP, INC.
               (Exact name of registrant as specified in charter)



    DELAWARE                       0-20187                   06-1341670
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)

                   35 MATTHEWS STREET, GOSHEN, NEW YORK 10924
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (914) 294-8100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On April 30, 1998, MSB announced in a press release its results for the first quarter of 1998. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 6.           NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a.       Financial Statements of Businesses Acquired.
                  Not Applicable

         b.       Pro forma Financial Information.
                  Not Applicable

         c. Exhibits: The following Exhibits are filed as part of this report:


                EXHIBIT NO.                           DESCRIPTION
                -----------                           -----------
                   99.1                   Press Release issued April 30, 1998.


ITEM 8.  NOT APPLICABLE.


ITEM 9.  NOT APPLICABLE.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MSB BANCORP, INC.


                                       By:      /s/ Anthony J. Fabiano
                                                --------------------------------
                                                Anthony J. Fabiano
                                                Senior Vice President and
                                                Chief Financial Officer

Date:    May 1, 1998




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                                       -3-

                                  EXHIBIT INDEX




       EXHIBIT                     DESCRIPTION
       -------                     -----------
         99.1           Press Release issued April 30, 1998.